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                                                        EXHIBIT 4A

NOT MORE THAN                                           NOT MORE THAN
100,000 SHARES                                          100,000 SHARES

COMMON STOCK                                            COMMON STOCK
PAR VALUE $1.00                                         PAR VALUE $1.00

NUMBER                                                  SHARES
WW 15964                                                SPECIMEN

INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE

                          WOLVERINE WORLD WIDE, INC.
 THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, ILLINOIS OR NEW YORK, NEW YORK


                                                        SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS

This is to Certify that


                                   SPECIMEN

is the owner of
                                                        CUSIP 978097 10 3

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


WOLVERINE WORLD WIDE, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE ARTICLES OF INCORPORATION OF THE CORPORATION AND ALL AMENDMENTS THERETO (COPIES OF WHICH ARE ON FILE WITH THE TRANFER AGENT), TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

[WOLVERINE WORLD WIDE, INC. SEAL]                     [AUTHORIZED SIGNATURE]

DATED

BLAKE W. KRUEGER                GEOFFREY B. BLOOM
         SECRETARY             PRESIDENT AND CHIEF EXECUTIVE OFFICER



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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      --as tenants in common         UNIF GIFT MIN ACT--....Custodian....
                                                              (Cust)    (Minor)
TEN ENT      --as tenants by the entireties        under Uniform Gifts to Minors

JT TEN       --as joint tenants with right of sur-
               vivorship and not as tenants in     Act.....................
               common                                      (State)

   Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,______________________HEREBY SELL, ASSIGN AND transfer unto___________________________________________________________
________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________

           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
________________________________________________________________________
________________________________________________________________________

SHARES OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT________________________________ATTORNEY, TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED ________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever.

                                             X_______________________

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Wolverine World Wide, Inc. (the "Company") and National Bank of Detroit (the "Rights Agent") dated as of May 7, 1987 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.